UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) February 2, 2026

TEREX CORPORATION
(Exact Name of Registrant as Specified in Charter)

Delaware	1-10702	34-1531521
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

301 Merritt 7, 4th Floor Norwalk, Connecticut	06851
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code (203) 222-7170

NOT APPLICABLE
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock ($0.01 par value)	TEX	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Introductory Note

On October 29, 2025, Terex Corporation, a Delaware corporation (“Terex” or the “Company”), entered into an Agreement and Plan of Merger (the “Merger Agreement”) with REV Group, Inc., a Delaware corporation (“REV”), Tag Merger Sub 1 Inc., a Delaware corporation and a direct wholly owned subsidiary of Terex (“Merger Sub 1”), and Tag Merger Sub 2 LLC, a Delaware limited liability company and a direct wholly owned subsidiary of Terex (“Merger Sub 2”), pursuant to which, upon the terms and subject to the conditions of the Merger Agreement, (1) Merger Sub 1 merged with and into REV (the “First Merger”), with REV continuing as the surviving corporation in the First Merger (the time the First Merger became effective, the “Effective Time”), and (2) immediately following the First Merger, REV merged with and into Merger Sub 2 (the “Second Merger” and, together with the First Merger, the “Mergers”), with Merger Sub 2 continuing as the surviving company in the Second Merger as a wholly owned, direct subsidiary of Terex.

The Merger Agreement and the transactions contemplated thereby were previously described in the Registration Statement on Form S-4 (File No. 333-292000) originally filed by Terex with the Securities and Exchange Commission (the “Commission”) on December 8, 2025 (as amended, the “Registration Statement”), which such Registration Statement was declared effective by the Commission on December 23, 2025, and the definitive proxy statement/prospectus of Terex, dated December 23, 2025 (as supplemented).

The events described in this Current Report on Form 8-K took place in connection with the completion of the Mergers, which took place on February 2, 2026 (the “Closing Date”).

Item 2.01	Completion of Acquisition or Disposition of Assets.

As discussed in the Introductory Note, on the Closing Date, the Company completed its previously announced acquisition of REV and its subsidiaries. At the Effective Time, subject to certain exceptions:

•
Each issued and outstanding share of common stock, $0.001 par value per share, of REV (“REV Common Stock”) (other than certain excluded shares) was converted into the right to receive (i) 0.9809 shares of common stock, par value $0.01 per share, of Terex (“Terex Common Stock”), and (ii) $8.71 in cash (without interest) (clauses (i) and (ii) together, the “Merger Consideration”), with cash paid in lieu of the issuance of fractional shares of Terex Common Stock, in each case subject to the terms and conditions of the Merger Agreement.

•
Each award of restricted shares of REV common stock granted under the Amended and Restated REV Group, Inc. 2016 Omnibus Incentive Plan (as amended, the “REV Stock Plan”) outstanding immediately prior to the Effective Time (a “REV Restricted Share Award”) was converted into (i) a Terex restricted share award (a “Terex Restricted Share Award”), relating to a number of whole shares of Terex Common Stock equal to the product of (a) the number of shares of REV Common Stock subject to the REV Restricted Share Award, multiplied by (b) 0.9809, and (ii) an amount in restricted cash equal to the product of (a) the number of shares of REV Common Stock subject to the REV Restricted Share Award, multiplied by (b) $8.71, in each case, subject to the terms and conditions of the Merger Agreement.

•
Each award of REV restricted stock units granted under the REV Stock Plan outstanding immediately prior to the Effective Time (a “REV RSU Award”) was converted into (i) a Terex restricted stock unit award (a “Terex RSU Award”), relating to a number of shares of Terex Common Stock equal to the product of (a) the number of shares of REV Common Stock (which assumed forecasted level of performance was achieved for any REV RSU Award subject to performance vesting conditions), multiplied by (b) the award exchange ratio under the Merger Agreement of 1.1309, and (ii) an amount in restricted cash equal the amount of any dividend equivalents that were accrued, but unpaid, with respect to the REV RSU Award, in each case, subject to the terms and conditions of the Merger Agreement.

The foregoing description of the Mergers and the Merger Agreement, and the transactions contemplated thereby, is a summary only, does not purport to be complete, and is subject to and qualified in its entirety by reference to the full text of the Merger Agreement, which was filed as Exhibit 2.1 to the Current Report on Form 8-K filed by Terex with the Commission on October 30, 2025, and is incorporated herein by reference as Exhibit 2.1.

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

In accordance with the terms of the Merger Agreement, the size of the board of directors of Terex (the “Board”) as of the Effective Time was increased to consist of a total of twelve (12) members. Paula H. J. Cholmondeley and Christopher Rossi resigned from their respective positions as directors of Terex and from all committees of the Board on which they served, in each case effective as of the Effective Time.   The resignation of each of Ms. Cholmondeley and Mr. Rossi did not involve any disagreement with Terex on any matter relating to Terex’s operations, policies or practices. In connection with Ms. Cholmondeley’s resignation as a member of the Board, the Board designated Ms. Cholmondeley as director emeritus.  In this capacity as director emeritus, Ms. Cholmondeley will be entitled to attend Board meetings in an advisory capacity but will not vote on Board matters nor will Ms. Cholmondeley’s presence at Board meetings count towards the determination of a whether there is a quorum of the Board at any meeting.

Additionally, pursuant to the Merger Agreement, the following five individuals who served as directors of REV prior to the Closing (each, a “New Director”) were appointed to the Board: (i) Jean Marie (John) Canan was appointed to the Board and as a member of the Audit Committee of the Board and the Compensation and Human Capital Committee of the Board, (ii) David Dauch was appointed to the Board and as a member of the Compensation and Human Capital Committee of the Board, (iii) Charles Dutil was appointed to the Board and as a member of the Governance, Nominating and Corporate Responsibility Committee of the Board, (iv) Kathleen Steele was appointed to the Board and as a member of the Audit Committee of the Board and the Compensation and Human Capital Committee of the Board, and (v) Maureen O’Connell was appointed to the Board and as a member, and chair of, of the Audit Committee of the Board, in each case, effective upon the Effective Time.

There are no relationships or related transactions between any New Director and Terex that would be required to be reported under Section 404(a) of Regulation S-K.  Each of the New Directors will be an independent director under the listing standards of the New York Stock Exchange and Terex’s Corporate Governance Guidelines. Each New Director will receive the standard compensation provided to all Terex non-employee directors as described under the heading “Director Compensation” in the Company’s Definitive Proxy Statement filed with the Securities and Exchange Commission on April 1, 2025.

Item 8.01.	Other Events.

On February 2, 2026, the Company issued a press release announcing the consummation of the transaction between Terex and REV. A copy of the press release is furnished as Exhibit 99.1 hereto and incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(a) Financial Statements of Business Acquired

Pursuant to General Instruction B.3 of Form 8-K, the financial statements of the acquired company, REV, are not required in this Current Report on Form 8-K because such financial statements were previously filed as part of, or incorporated by reference in, the Registration Statement.

(b) Pro-Forma Financial Information

Pursuant to General Instruction B.3 of Form 8-K, pro forma financial information with respect to the acquisition of REV by Terex is not required in this Current Report on Form 8-K because such information was previously filed as part of the Registration Statement.

(d) Exhibits

No.	Document Description

2.1*
Agreement and Plan of Merger, dated as of October 29, 2025, by and among Terex Corporation, REV Group, Inc., Tag Merger Sub 1 Inc. and Tag Merger Sub 2 LLC (incorporated by reference to Exhibit 2.1 of the Company’s Current Report on Form 8-K filed on October 30, 2025)

99.1	Press Release dated February 2, 2026

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

*	Exhibits and schedules omitted pursuant to Item 601(a)(5) of Regulation S-K. A copy of any omitted exhibit or schedule will be furnished supplementally to the SEC upon request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 2, 2026

TEREX CORPORATION

	By:	/s/ Scott J. Posner
Name: Scott J. Posner
Title: Senior Vice President, Secretary and General Counsel